Carlyle Reports Fourth Quarter and Full Year 2021 Financial Results FEBRUARY 3, 2022 EXHIBIT 99.2

Carlyle Reports Fourth Quarter and Full Year 2021 Financial Results WASHINGTON, DC AND NEW YORK, NY – FEBRUARY 3, 2022 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the fourth quarter and full year ended December 31, 2021. Dividend The Board of Directors has declared a quarterly dividend of $0.25 per common share to holders of record at the close of business on February 15, 2022, payable on February 23, 2022. Conference Call Carlyle will host a conference call at 8:30 a.m. EST on Thursday, February 3, 2022, to discuss its fourth quarter and full year 2021 financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on the website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $301 billion of assets under management as of December 31, 2021, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs nearly 1,850 people in 26 offices across five continents. Further information is available at www.carlyle.com. Follow Carlyle on Twitter @OneCarlyle. 2 “Our fourth quarter performance caps a record year for Carlyle and we enter 2022 a stronger firm. This momentum and our continued progress has resulted in a new level of earnings power that illustrates the long term growth trajectory of our expanding and diversifying global platform. I am proud of our team and the exceptional results across all three of our businesses. We are delivering on our strategic plan and are positioned to deliver FRE growth and strong performance.” KEWSONG LEE CHIEF EXECUTIVE OFFICER

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, our expectations regarding the impact of COVID-19, our dividend policy, our expected future dividend policy, the anticipated benefits from converting to a corporation and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could Forward Looking Statement cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 11, 2021, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This release does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Leigh Farris Brittany Berliner Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4839 daniel.harris@carlyle.com leigh.farris@carlyle.com brittany.berliner@carlyle.com

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color sFourth Quarter and Full Year 2021 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Fourth Quarter & Full Year 2021 U.S. GAAP Results • Investment income (loss), including performance allocations, for FY 2021 reflects 41% appreciation in our carry portfolio. FY 2020 includes a loss in principal investment income (loss) of $(621) million driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our investment which is based on the net asset value of our limited partnership interest in the fund rather than a direct interest in Fortitude. • General, administrative and other expenses (“G&A”) in FY 2021 include $15 million in currency translation loss previously recorded in accumulated other comprehensive income and related to the sale of our local Brazilian management entity, as well as $27 million in right-of-use asset impairment related to the sublease of a portion of our office space in New York. These amounts are excluded from our segment results. FY 2020 G&A includes the positive impact of a $30 million recovery of litigation costs (a contra expense). Excluding this, G&A would have been $379 million in FY 2020. • Provision (benefit) for income taxes for FY 2020 includes $86 million in expense as a result of a reduction in our net deferred tax asset related to our conversion from a partnership to a corporation on January 1, 2020 (the “Conversion”). Excluding this impact from the Conversion, our effective income tax rate for the FY 2020 would have been approximately 19%. The Provision (benefit) for income taxes in 4Q’21 and FY 2021 reflect higher pre-tax income relative to 2020. 5 (Dollars in millions, except per share amounts) 4Q'20 4Q'21 FY'19 FY'20 FY'21 REVENUES Fund management fees $ 394.5 $ 484.6 $ 1,476.2 $ 1,486.0 $ 1,667.5 Incentive fees 10.0 15.8 35.9 37.0 48.8 Investment income (loss), including performance allocations 1,022.8 1,403.4 1,568.4 1,095.2 6,721.9 Revenue from consolidated entities 62.3 67.9 199.2 226.8 253.2 All other revenues 25.1 27.4 97.3 89.6 90.7 Total Revenues 1,514.7 1,999.1 3,377.0 2,934.6 8,782.1 EXPENSES Cash-based compensation and benefits 210.6 222.8 833.4 849.6 908.0 Equity-based compensation 26.7 41.1 140.0 105.0 163.1 Performance allocations and incentive fee related compensation 435.4 605.2 436.7 779.1 2,961.0 General, administrative and other expenses 108.4 131.3 494.4 349.3 431.7 Expenses from consolidated entities 41.4 45.0 131.8 163.5 178.5 Interest and other non-operating expenses (income) 12.7 37.4 83.4 86.8 114.8 Total Expenses 835.2 1,082.8 2,119.7 2,333.3 4,757.1 Net investment gains (losses) of consolidated funds 17.6 (7.1) (23.9) (21.3) 2.5 Income (loss) before provision for income taxes 1 697.1 909.2 1,233.4 580.0 4,027.5 Provision (benefit) for income taxes 142.5 248.8 49.0 197.2 982.3 Net income (loss) 554.6 660.4 1,184.4 382.8 3,045.2 Net income (loss) attributable to non-controlling interests 4 35.8 12.8 803.5 34.6 70.5 Net income (loss) attributable to The Carlyle Group Inc. 518.8 647.6 380.9 348.2 2,974.7 Net income attributable to Series A Preferred Shareholders — — 19.1 — — Series A Preferred Shares redemption premium — — 16.5 — — Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 518.8 $ 647.6 $ 345.3 $ 348.2 $ 2,974.7 Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ 1.47 $ 1.82 $ 3.05 $ 0.99 $ 8.37 Diluted $ 1.44 $ 1.77 $ 2.82 $ 0.97 $ 8.20 Supplemental information: Income (loss) before provision for taxes margin 2 46.0% 45.5% 36.5% 19.8% 45.9 % Effective tax rate 20.4% 27.4% 4.0% 34.0% 24.4 % Net performance revenues 3 $ 468.9 $ 638.1 $ 362.4 $ 856.8 $ 3,123.6 Net income attributable to The Carlyle Group Inc. common stockholders in Q4 2021 was $648 million, and a record $3.0 billion for FY2021, or $1.77 and $8.20 per share on a diluted basis, respectively, both substantially higher compared to 2020 results See notes at end of document.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Financial Measures • Achieved record Distributable Earnings (“DE”) and Fee Related Earnings ("FRE") in 2021 • DE was $903 million in Q4 2021 on a pre-tax basis, or $2.01 per common share on a post-tax basis. FY 2021 DE was $2.2 billion, or $5.01 per common share • FRE was $174 million for Q4 2021 and $598 million for FY 2021 • Realized Net Performance Revenues of $683 million for Q4 2021 and $1.5 billion for FY 2021 • Net Accrued Performance Revenues of $3.9 billion, up 67% year-over-year • Declared a quarterly dividend of $0.25 per common share, payable to stockholders of record as of February 15, 2022 Assets Under Management • Total Assets Under Management and Fee-earning Assets Under Management ended 2021 at record levels • Total Assets Under Management: $301 billion, up 22% year-over-year • Fee-earning Assets Under Management: $193 billion, up 14% year-over-year • Available Capital for investment: $84 billion Key Metrics • Delivered record performance in all key investment metrics and carry fund appreciation in 2021 • Fundraising: $11.4 billion in Q4 2021 and $51.3 billion in FY 2021 • Invested Capital (carry funds): $13.8 billion in Q4 2021 and $33.8 billion in FY 2021 • Realized Proceeds (carry funds): $15.3 billion in Q4 2021 and $44.3 billion in FY 2021 • Carry Fund Appreciation: 6% in Q4 2021 and 41% in FY 2021 Dividend • Carlyle’s Board of Directors approved an increase in the common stock dividend to an annual rate of $1.30 per share, commencing with the first quarter 2022 dividend anticipated to be paid in May 2022 Carlyle Fourth Quarter and Full Year 2021 Highlights 6

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Fourth Quarter & Full Year 2021 Total Segment Operating Results (1) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 28. (2) Our dividend policy as a Corporation is to pay dividends in the amount of $0.25 per share of common stock ($1.00 annually). See Notes at the end of the document for our Dividend Policy. In February 2022, the Board of Directors approved an increase in the common dividend to an annual rate of $1.30 per share, which is anticipated to commence for the first quarter 2022 dividend anticipated to be paid in May 2022. (3) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 29. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a previous acquisition. (4) General, administrative and other expenses in FY 2020 include the positive impact of a $30 million recovery of litigation costs (a contra expense). Excluding this, General, administrative and other expenses would have been $271 million. (Dollars in millions, except per share amounts) 4Q'20 4Q'21 FY'20 FY'21 SEGMENT REVENUES Fund management fees $ 402.2 $ 478.9 $ 1,559.2 $ 1,697.8 Transaction and portfolio advisory fees, net and other 26.7 38.5 56.9 97.0 Total segment fee revenues 428.9 517.4 1,616.1 1,794.8 Realized performance revenues 175.5 1,305.3 586.1 2,938.6 Realized principal investment income (loss) 22.2 70.4 73.0 209.5 Interest income 3.1 1.7 14.3 7.2 Total Segment Revenues $ 629.7 $ 1,894.8 $ 2,289.5 $ 4,950.1 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 202.3 $ 243.9 $ 821.5 $ 891.5 Realized performance revenues related compensation 88.2 622.6 339.8 1,409.0 Total compensation and benefits 3 290.5 866.5 1,161.3 2,300.5 General, administrative and other expenses 4 73.0 90.4 241.4 267.6 Depreciation and amortization expense 8.7 8.6 33.5 37.6 Interest expense 20.6 26.5 91.2 100.7 Total Segment Expenses $ 392.8 $ 992.0 $ 1,527.4 $ 2,706.4 Total Segment Revenues $ 629.7 $ 1,894.8 $ 2,289.5 $ 4,950.1 Total Segment Expenses 392.8 992.0 1,527.4 2,706.4 (=) Distributable Earnings $ 236.9 $ 902.8 $ 762.1 $ 2,243.7 (-) Realized Net Performance Revenues 87.3 682.7 246.3 1,529.6 (-) Realized Principal Investment Income (Loss) 22.2 70.4 73.0 209.5 (+) Net Interest 17.5 24.8 76.9 93.5 (=) Fee Related Earnings $ 144.9 $ 174.5 $ 519.7 $ 598.1 After-tax Distributable Earnings, per common share 1 $ 0.64 $ 2.01 $ 2.05 $ 5.01 Dividend per common share 2 $ 0.25 $ 0.25 $ 1.00 $ 1.00 Equity-based compensation $ 29.2 $ 43.4 $ 116.6 $ 172.9 7

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Distributable Earnings • Distributable Earnings were a record $903 million in Q4 2021 and $2.2 billion for FY 2021 – Fee Related Earnings, Realized Net Performance Revenues and Realized Principal Investment Income were each at a record level in FY 2021 – Fee Related Earnings accounted for 19% of Distributable Earnings in the quarter and 27% for FY 2021 • Realized Net Performance Revenues were $683 million in Q4 2021 and $1.5 billion for FY 2021 • Realized Principal Investment Income was $70 million in Q4 2021 and $210 million for FY 2021 Quarterly Distributable Earnings ($mn) $237 $215 $395 $731 $903 4Q’20 1Q’21 2Q’21 3Q’21 4Q’21 Annual Distributable Earnings ($mn) $453 $520 $598 $647 $762 $2,244 2019 2020 2021 8

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Fee Related Earnings • Fee Related Earnings were $174 million in Q4 2021, compared to $145 million in Q4 2020, driven by higher fee revenues, partially offset by higher cash based compensation. FY 2021 Fee Related Earnings of $598 million increased 22% from $490 million in FY 2020, excluding the positive impact of a $30 million litigation recovery in 2020. FRE margin expanded to 33% in 2021 compared to 30% in 2020, excluding the impact of the litigation recovery • Management Fees of $479 million in Q4 2021 increased 19% compared to Q4 2020. During Q4 2021, we activated management fees on our latest vintage U.S. buyout and growth funds, and U.S. real estate fund. For FY 2021, management fees of $1.7 billion increased 9% from $1.6 billion in FY 2020. Transaction fees and portfolio advisory fees were $39 million in Q4 2021 and a record $97 million for FY 2021, compared to $27 million in Q4 2020 and $57 million for FY 2020 • Cash-based compensation & benefits were $244 million in Q4 2021, up 21% from $202 million in Q4 2020. For FY 2021, cash-based compensation & benefits of $892 million increased 9% from FY 2020, reflecting continuing investment across all three of our global businesses to support new growth initiatives and further expansion into adjacent businesses • General & administrative expenses were $90 million in Q4 2021, up 24% from Q4 2020, and $268 million for FY 2021, generally flat to FY 2020, excluding the positive impact of the litigation recovery in 2020. Quarterly Fee Related Earnings ($mn) $145 $129 $143 $151 $174 Q4’20 Q1’21 Q2’21 Q3’21 Q4’21 FRE Margin1 34% 31% 34% 34% 34% 28% 30% 33% 9See notes at end of document. Fee Related Earnings ($mn) $453 $520 $598 2019 2020* 2021 * FY 2020 Fee Related Earnings were $520 million, or $490 million excluding the impact of $30 million in one-time litigation cost recoveries. FRE Margin of 30% in FY 2020 excludes the impact of litigation cost recoveries. $490

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Net Accrued Performance Revenues1 were $3.9 billion as of Q4 2021, down 1% from the prior quarter and up 67% from one year ago despite record levels of realizations in both Q4 2021 and FY 2021, and benefiting from record full year appreciation in our carry fund portfolio of 41% • Realized Net Performance Revenues were $683 million in Q4 2021 and $1.5 billion for FY 2021 – Q4 2021 Realized Net Performance Revenues were primarily driven by exit activity in our U.S. buyout funds and our U.S. real estate funds Net Accrued Performance Revenues ($mn) $2,331 $801.0 $801.0 $3,894 $1,530 $3,093 4Q’20 Realized Net Performance Revenues Net Performance Revenues & Other 4Q’21 Performance Revenues 2 10 Net Accrued Performance Revenues Realized Net Performance Revenues (Clawback) ($mn) 4Q’20 4Q’21 FY’21 Global Private Equity3 $ 2,115 $ 3,414 $ 1,514 Corporate Private Equity 1,814 2,980 1,126 Real Estate 298 298 388 Natural Resources 6 140 — Global Credit 72 161 (3) Global Investment Solutions 145 319 19 Total $ 2,331 $ 3,894 $ 1,530 See notes at end of document. Totals may not sum due to rounding.

Total Assets Under Management

- Total Assets Under Management[1] of $301 billion at December 31, 2021 increased 3% from the prior quarter and 22% from one year ago. The Q4 2021 increase was attributable to fundraising across all three segments, with particular strength in Global Credit, as well as market appreciation, partially offset by a record level of realization activity
- Available Capital[2] of $84 billion increased from $76 billion one year ago as capital raised in our Global Private Equity and Global Credit funds outpaced record capital deployment



Segment ($bn)
YoY Change
$246
$58
$56
$132
$301
$65
$73
$162
22%
13%
31%
23%
4Q'20
4Q'21
GPE
GC
GIS



Product Type ($bn)[3]
CREDIT & OTHER (Non-Carry Funds)
$56
$301BN
$65
$180
GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS
TRADITIONAL CARRY FUNDS



Fair Value & Available Capital ($bn)
$162
$48
$114
$73
$14
$60
$65
$22
$43
$301
$84
$217
GPE
GC
GIS
Total
Fair Value
Available Capital

See notes at end of document. Totals may not sum due to rounding.

11

Fair Value of Investments

- Fair Value of Investments[4] was $217 billion at December 31, 2021, up 28% from one year ago
- Fair value in traditional carry funds of $124 billion was up 30% from one year ago, and the in-carry ratio of 75% significantly increased compared to the in-carry ratio of 45% one year ago
- The fair value of our public portfolio was 11% of the traditional carry fund value at December 31, 2021, down from 16% last quarter and 15% at the beginning of the year



Fair Value of Investments By Product Type ($bn)[3]
$217
$169
$50
$40
$43
$34
$124
$95
4Q'20
4Q'21
Credit & Other (Non-Carry Fund)
Global Investment Solutions Carry Funds
Traditional Carry Funds (GPE/GC)
Traditional Carry Funds
CORPORATE PRIVATE EQUITY
67%
$124BN
13%
NATURAL RESOURCES
11%
REAL ESTATE
9%
GLOBAL CREDIT

In-Carry Ratio[5]
75%

Publicly Traded
11%

Aged 4+ Years[6]
34%

See notes at end of document. Totals may not sum due to rounding.

12

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Product Type ($bn) $115$37 $41 Fee-earning Assets Under Management • Fee-earning Assets Under Management7 of $193 billion increased 14% compared to one year ago, led by a 23% increase in Global Credit and 14% increase in Global Private Equity • Pending Fee-earning AUM8 was $16 billion as of December 31, 2021, down from $30 billion last quarter as we activated fees in our eighth U.S. buyout, ninth U.S. real estate, and U.S. growth funds Segment ($bn) $92 $104 $42 $52 $36 $37 $170 $193 $193BN YoY Change 14% 3% 23% 14% TRADITIONAL CARRY FUNDS GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS CREDIT & OTHER (Non-Carry Funds) 3 13See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Key Metrics Activity • FY 2021 activity in Fundraising, Invested Capital and Realized Proceeds were all at record levels • Fundraising was $11.4 billion in Q4 2021, driven by strength across our Global Credit platform, notably in CLO origination activity, an additional closing in our second Credit Opportunities fund and activity in our aviation strategy. Global Private Equity benefited from a final close in our ninth U.S. real estate fund and additional closings in our eighth U.S. buyout fund and Core+ strategy. Fundraising of $51.3 billion for FY 2021 increased 87% from FY 2020 • Invested Capital in carry funds was $13.8 billion in Q4 2021, led by activity in our U.S. buyout and AlpInvest funds. Invested Capital of $33.8 billion for FY 2021 increased 85% from FY 2020 • Realized Proceeds from carry funds was $15.3 billion in Q4 2021, driven by an active pace of realizations in our U.S. buyout, U.S. real estate and AlpInvest funds. Realized Proceeds of $44.3 billion for FY 2021 increased 111% from FY 2020 FUNDRAISING INVESTED CAPITAL Carry Funds REALIZED PROCEEDS Carry Funds ($bn) 4Q'21 FY'21 4Q'21 FY'21 4Q'21 FY'21 Total $11.4 $51.3 $13.8 $33.8 $15.3 $44.3 Global Private Equity 1 $3.4 $27.2 $10.0 $21.9 $10.6 $29.9 Corporate Private Equity $2.0 $16.1 $8.3 $16.2 $6.6 $21.3 Real Estate $1.4 $10.5 $1.3 $3.3 $2.4 $4.8 Natural Resources $— $0.6 $0.4 $2.4 $1.5 $3.1 Global Credit $6.6 $17.0 $1.0 $4.7 $0.6 $2.1 Global Investment Solutions $1.4 $7.1 $2.8 $7.2 $4.0 $12.2 14See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity • Fee Related Earnings of $121 million in Q4 2021 were up from $107 million in Q4 2020, primarily driven by higher management fees as management fees activated on our latest vintage U.S. buyout and U.S. real estate carry funds as well as our U.S. growth fund, partially offset by higher cash-based compensation. FY 2021 Fee Related Earnings of $402 million were up from $383 million for FY 2020 • Total AUM of $162 billion increased 23% from one year ago, with strong fundraising and record carry fund appreciation offsetting record realization activity during the year • Invested Capital of $10.0 billion in Q4 2021 and $21.9 billion for FY 2021. Notable Q4 2021 investments included Medline (CP VII & VIII), Hexaware (CP VII & VIII / CAP V), Resonetics (CP VIII / CP Growth), and Sciens Building Solutions (CGP II) • Realized Proceeds of $10.6 billion in Q4 2021 and $29.9 billion for FY 2021. • Realized Net Performance Revenues of $677 million in Q4 2021 were largely driven by our sixth U.S. buyout fund as well as our fifth and eighth U.S. real estate funds $109 $29 $24 $162BN (Dollars in millions) 4Q'20 4Q'21 FY'20 FY'21 Fund management fees $ 262.7 $ 323.1 $ 1,042.0 $ 1,111.8 Transaction and portfolio advisory fees, net and other 12.0 10.2 22.8 34.3 Fee Revenues $ 274.7 $ 333.3 $ 1,064.8 $ 1,146.1 Cash-based compensation and benefits 119.1 149.9 501.9 546.2 General, administration and other indirect expenses 42.7 56.3 157.9 172.5 Depreciation and amortization expense 5.8 5.8 22.0 25.1 Operating Expenses $ 167.6 $ 212.0 $ 681.8 $ 743.8 (=) Fee Related Earnings $ 107.1 $ 121.3 $ 383.0 $ 402.3 (+) Realized Performance Revenues 152.8 1,231.9 404.5 2,757.8 (-) Realized Performance Revenues Related Compensation 68.6 555.3 183.0 1,243.6 Realized Net Performance Revenues 84.2 676.6 221.5 1,514.2 (+) Realized Principal Investment Income (Loss) 18.0 58.5 52.0 167.8 (-) Net Interest 11.2 16.4 52.0 62.4 (=) Distributable Earnings $ 198.1 $ 840.0 $ 604.5 $ 2,021.9 CORPORATE PRIVATE EQUITY REAL ESTATE NATURAL RESOURCES 16 CARRY FUND APPRECIATION 4Q 2021 / FY 2021 6% / 41% CORPORATE PRIVATE EQUITY 11% / 39% REAL ESTATE 7% / 34% NATURAL RESOURCES Totals may not sum due to rounding. TOTAL AUM

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit • Fee Related Earnings of $33 million in Q4 2021 decreased slightly from $35 million in Q4 2020, as a 14% increase in fund management fees was offset by investment into the growth of the Global Credit investment platform. Fee Related Earnings of $112 million for FY 2021 increased 20% compared to FY 2020, excluding the impact of $6 million in litigation cost recoveries in FY 2020. • Realized Net Performance Revenues in Q4 2021 and FY 2021 reflect a $6 million realized net giveback obligation in our third Carlyle Strategic Partners carry fund • Total AUM of $73 billion increased 31% from one year ago, driven by strong fundraising and carry fund appreciation, partially offset by carry fund realizations and other outflows • Invested Capital in traditional carry funds was $1.0 billion in Q4 2021 and $4.7 billion for FY 2021. During FY 2021, Carlyle issued a record 14 new CLOs for $7.4 billion and had gross originations of $3.9 billion in our Direct Lending strategy • Fundraising totaled $17.0 billion for FY 2021, driven by record CLO origination activity, capital raised across our aviation strategy, fundraising for our second credit opportunities fund, as well as strong activity in platform-wide separately managed accounts (Dollars in millions) 4Q'20 4Q'21 FY'20 FY'21 Fund management fees $ 86.7 $ 99.0 $ 324.2 $ 357.6 Transaction and portfolio advisory fees, net and other 14.6 28.1 34.0 62.2 Fee Revenues $ 101.3 $ 127.1 $ 358.2 $ 419.8 Cash-based compensation and benefits 50.0 69.1 206.1 237.1 General, administration and other indirect expenses 15.0 23.6 45.7 63.1 Depreciation and amortization expense 1.8 1.8 7.0 8.0 Operating Expenses $ 66.8 $ 94.5 $ 258.8 $ 308.2 (=) Fee Related Earnings $ 34.5 $ 32.6 $ 99.4 $ 111.6 (+) Realized Performance Revenues — (8.2) 26.5 (6.0) (-) Realized Performance Revenues Related Compensation — (3.7) 12.2 (2.7) Realized Net Performance Revenues — (4.5) 14.3 (3.3) (+) Realized Principal Investment Income (Loss) 3.8 8.8 18.7 31.9 (-) Net Interest 4.0 5.6 16.2 20.5 (=) Distributable Earnings $ 34.3 $ 31.3 $ 116.2 $ 119.7 $34 $17 $14 $8 LIQUID CREDIT REAL ASSETS CREDIT $73BN 17 OTHER 1% 4Q 2021 22% FY 2021 CARRY FUND APPRECIATION Totals may not sum due to rounding. TOTAL AUM ILLIQUID CREDT

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions • Fee Related Earnings of $21 million in Q4 2021 were up from $3 million in Q4 2020 driven by higher fund management fees and lower cash-based compensation and general & administrative expenses. FY 2021 Fee Related Earnings of $84 million more than doubled compared to $37 million in FY 2020 driven by growth in fund management fees and lower operating expenses • Total AUM of $65 billion increased 13% from one year ago driven by 48% appreciation for the year, as well as strong fundraising activity across multiple SMAs and our coinvestment strategy, partially offset by robust realizations • Invested Capital of $2.8 billion in Q4 2021 and $7.2 billion for FY 2021 • Realized Proceeds of $4.0 billion in Q4 2021 and $12.2 billion for FY 2021 • Realized Net Performance Revenues of $19 million for FY 2021 increased from $11 million in FY 2020, as funds in which Carlyle has significant performance revenue ownership continue to mature • Net Accrued Performance Revenues reached $319 million as of Q4 2021, more than double the $145 million as of Q4 2020 (Dollars in millions) 4Q'20 4Q'21 FY'20 FY'21 Fund management fees $ 52.8 $ 56.8 $ 193.0 $ 228.4 Transaction and portfolio advisory fees, net and other 0.1 0.2 0.1 0.5 Fee Revenues $ 52.9 $ 57.0 $ 193.1 $ 228.9 Cash-based compensation and benefits 33.2 24.9 113.5 108.2 General, administration and other indirect expenses 15.3 10.5 37.8 32.0 Depreciation and amortization expense 1.1 1.0 4.5 4.5 Operating Expenses $ 49.6 $ 36.4 $ 155.8 $ 144.7 (=) Fee Related Earnings $ 3.3 $ 20.6 $ 37.3 $ 84.2 (+) Realized Performance Revenues 22.7 81.6 155.1 186.8 (-) Realized Performance Revenues Related Compensation 19.6 71.0 144.6 168.1 Realized Net Performance Revenues 3.1 10.6 10.5 18.7 (+) Realized Principal Investment Income (Loss) 0.4 3.1 2.3 9.8 (-) Net Interest 2.3 2.8 8.7 10.6 (=) Distributable Earnings $ 4.5 $ 31.5 $ 41.4 $ 102.1 $20 $17 $28 SECONDARY CO-INVESTMENTS PRIMARY & OTHER 1 $65BN 18 7% 4Q 2021 48% FY 2021 CARRY FUND APPRECIATION See notes at end of document. Totals may not sum due to rounding. TOTAL AUM

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (Dollars in millions, except per share amounts) 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 FY'20 FY'21 SEGMENT REVENUES Fund management fees $ 402.2 $ 392.2 $ 409.8 $ 416.9 $ 478.9 $ 1,559.2 $ 1,697.8 Transaction and portfolio advisory fees, net and other 26.7 19.7 15.6 23.2 38.5 56.9 97.0 Total segment fee revenues 428.9 411.9 425.4 440.1 517.4 1,616.1 1,794.8 Realized performance revenues 175.5 168.4 454.0 1,010.9 1,305.3 586.1 2,938.6 Realized principal investment income 22.2 30.0 37.8 71.3 70.4 73.0 209.5 Interest income 3.1 2.2 1.8 1.5 1.7 14.3 7.2 Total Segment Revenues $ 629.7 $ 612.5 $ 919.0 $ 1,523.8 $ 1,894.8 $ 2,289.5 $ 4,950.1 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 202.3 $ 212.2 $ 217.4 $ 218.0 $ 243.9 $ 821.5 $ 891.5 Realized performance revenues related compensation 88.2 92.4 216.6 477.4 622.6 339.8 1,409.0 Total compensation and benefits1 290.5 304.6 434.0 695.4 866.5 1,161.3 2,300.5 General, administrative and other expenses 73.0 61.6 55.6 60.0 90.4 241.4 267.6 Depreciation and amortization expense 8.7 9.1 9.2 10.7 8.6 33.5 37.6 Interest expense 20.6 22.3 24.8 27.1 26.5 91.2 100.7 Total Segment Expenses $ 392.8 $ 397.6 $ 523.6 $ 793.2 $ 992.0 $ 1,527.4 $ 2,706.4 Total Segment Revenues 629.7 612.5 919.0 1,523.8 1,894.8 2,289.5 4,950.1 Total Segment Expenses 392.8 397.6 523.6 793.2 992.0 1,527.4 2,706.4 (=) Distributable Earnings $ 236.9 $ 214.9 $ 395.4 $ 730.6 $ 902.8 $ 762.1 $ 2,243.7 (-) Realized Net Performance Revenues 87.3 76.0 237.4 533.5 682.7 246.3 1,529.6 (-) Realized Principal Investment Income 22.2 30.0 37.8 71.3 70.4 73.0 209.5 (+) Net Interest 17.5 20.1 23.0 25.6 24.8 76.9 93.5 (=) Fee Related Earnings $ 144.9 $ 129.0 $ 143.2 $ 151.4 $ 174.5 $ 519.7 $ 598.1 After-tax Distributable Earnings, per common share $ 0.64 $ 0.58 $ 0.88 $ 1.54 $ 2.01 $ 2.05 $ 5.01 Distribution per common share $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 1.00 $ 1.00 Note: Historical quarterly results by segment available in Q4 2021 financial supplement on Carlyle's investor relations website (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 29. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a previous acquisition. Carlyle Fourth Quarter and Full Year 2021 Total Segment Results Equity-based compensation $ 29.2 $ 34.9 $ 50.3 $ 44.3 $ 43.4 $ 116.6 $ 172.9 20

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle Stockholders (including net cash and equivalents, net accrued performance revenues and investments) totaled $6.6 billion at December 31, 2021, compared to $3.4 billion one year prior • Balance sheet cash totaled $2.5 billion as of December 31, 2021, compared to $1.0 billion as of December 31, 2020, with no balance drawn on our $775 million revolving line of credit KEY BALANCE SHEET ITEMS 1 ($mn) 12/31/2021 Cash and Cash Equivalents $2,469.5 Net accrued performance revenues 2 (net of related accrued compensation and accrued giveback) $3,894.0 Investments attributable to Carlyle shareholders 3 $2,089.3 Debt obligations 4 $1,852.6 Drawn revolving credit line ($775 million available) $0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of December 31, 2021 are net of $30 million in accrued giveback obligations and $4.1 billion in accrued performance allocations and incentive fee compensation. See page 33 for a reconciliation to U.S. GAAP. (3) Investments exclude Carlyle’s equity investments in NGP Energy Capital Management and the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 33 for a reconciliation to U.S. GAAP. (4) Excludes approximately $219 million in carrying value of loans used to finance CLO investments and $538 million of lease liabilities. (0.9) (0.6) 0.6 1.5 1.7 2.1 1.7 2.3 3.9 2019 2020 2021 ($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 KEY BALANCE SHEET ITEMS ($BN) Net Accrued Performance Revenues2 Investments3 Cash/Equivalents less Debt4 21

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward (Unaudited) Three Months Ended December 31, 2021 Twelve Months Ended December 31, 2021 ($mn) Global Private Equity Global Credit Global Investment Solutions5 Total Global Private Equity Global Credit Global Investment Solutions5* Total Balance, Beginning of Period $ 161,153 $ 66,338 $ 65,586 $ 293,077 $ 131,780 $ 55,881 $ 58,108 $ 245,769 Inflows1 3,326 6,777 1,373 11,476 27,199 16,933 7,129 51,261 Outflows (including realizations)2 (8,845) (1,709) (4,175) (14,729) (27,819) (4,171) (15,493) (47,483) Market Activity & Other3 6,891 2,128 3,447 12,466 32,730 5,403 18,992 57,125 Foreign Exchange4 (408) (150) (775) (1,333) (1,773) (662) (3,280) (5,715) Balance, End of Period $ 162,117 $ 73,384 $ 65,456 $ 300,957 $ 162,117 $ 73,384 $ 65,456 $ 300,957 Fee-earning AUM Roll Forward (Unaudited) Three Months Ended December 31, 2021 Twelve Months Ended December 31, 2021 ($mn) Global Private Equity10 Global Credit Global Investment Solutions Total Global Private Equity10 Global Credit Global Investment Solutions* Total Balance, Beginning of Period $ 90,285 $ 48,213 $ 37,877 $ 176,375 $ 91,571 $ 42,133 $ 36,398 $ 170,102 Inflows6 20,803 3,705 1,252 25,760 24,588 13,029 8,582 46,199 Outflows (including realizations)7 (6,584) (1,047) (1,967) (9,598) (10,925) (4,314) (8,122) (23,361) Market Activity & Other8 33 990 797 1,820 289 1,501 2,070 3,860 Foreign Exchange9 (285) (143) (510) (938) (1,271) (631) (1,479) (3,381) Balance, End of Period** $ 104,252 $ 51,718 $ 37,449 $ 193,419 $ 104,252 $ 51,718 $ 37,449 $ 193,419 22See notes at end of document. Totals may not sum due to rounding. * Outflows for Global Investment Solutions include the April 1, 2021 sale of Metropolitan Real Estate, which had Total AUM and Fee-Earning AUM of $2.4 billion and $2.3 billion, respectively, as of March 31, 2021. **Fee-earning AUM balances as of December 31, 2021 exclude Pending Fee-earning AUM of $16 billion.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2021 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of December 31, 2021 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital (30) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Clawback)(8) Total Fair Value(9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VIII (Oct 2021 / Oct 2027) $ 11,452 $ 2,746 24% $ — $ 2,737 1.0x NM NM $ — n/a n/a n/a CP VII (May 2018 / Oct 2021) $ 18,510 $ 16,374 88% $ 579 $ 20,985 1.3x 23% 13% $ 387 $ 695 2.0x 37% CP VI (May 2013 / May 2018) $ 13,000 $ 13,108 101% $ 18,517 $ 14,417 2.5x 23% 18% $ 1,053 $ 21,784 2.9x 31% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 27,107 $ 1,353 2.1x 18% 14% $ 118 $ 27,216 2.5x 24% CEP V (Oct 2018 / Sep 2024) € 6,436 € 3,341 52% € 185 € 4,086 1.3x 24% 10% $ 61 n/a n/a n/a CEP IV (Sep 2014 / Oct 2018) € 3,752 € 3,766 100% € 3,417 € 3,332 1.8x 17% 11% $ 294 € 3,217 2.4x 27% CEP III (Jul 2007 / Dec 2012) € 5,295 € 5,177 98% € 11,707 € 53 2.3x 19% 14% $ 6 € 11,642 2.3x 19% CEP II (Sep 2003 / Sep 2007) € 1,805 € 2,048 113% € 4,152 € 8 2.0x 36% 20% $ 2 € 4,124 2.2x 43% CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 4,157 63% $ 1,028 $ 4,731 1.4x 41% 21% $ 113 $ 935 1.9x 152% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,044 104% $ 4,574 $ 3,478 2.0x 19% 13% $ 292 $ 4,838 3.4x 35% CAP III (Jun 2008 / Jul 2013) $ 2,552 $ 2,543 100% $ 4,890 $ 226 2.0x 17% 12% $ 23 $ 4,890 2.0x 18% CJP IV (Oct 2020 / Oct 2026) ¥ 258,000 ¥ 78,946 31% ¥ — ¥ 91,696 1.2x NM NM $ 3 n/a n/a n/a CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 97,354 ¥ 114,632 2.3x 22% 15% $ 77 ¥ 126,540 3.3x 33% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 870 87% $ 336 $ 1,380 2.0x 48% 34% $ 73 $ 644 5.2x 58% CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,602 $ 610 2.3x 26% 19% $ 47 $ 1,600 2.3x 28% CP Growth (Oct 2021 / Oct 2027) $ 1,062 $ 291 27% $ — $ 290 1.0x NM NM $ — n/a n/a n/a CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,249 94% $ 1,669 $ 2,298 1.8x 19% 13% $ 139 $ 1,824 3.9x 56% CEOF I (Sep 2011 / Nov 2015) $ 1,119 $ 1,175 105% $ 1,505 $ 312 1.5x 12% 8% $ 40 $ 1,363 1.8x 23% CETP IV (Jul 2019 / Jul 2025) € 1,350 € 1,109 82% € — € 1,727 1.6x 63% 41% $ 58 n/a n/a n/a CETP III (Jul 2014 / Jul 2019) € 657 € 602 92% € 1,180 € 677 3.1x 45% 32% $ 52 € 1,181 4.4x 51% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 488 27% $ — $ 497 1.0x NM NM $ — n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 2,933 82% $ 438 $ 3,551 1.4x 7% 6% $ 53 $ 476 3.2x 63% CAGP IV (Aug 2008 / Dec 2014) $ 1,041 $ 954 92% $ 1,123 $ 122 1.3x 7% 2% $ — $ 1,122 1.3x 7% CSABF (Dec 2009 / Dec 2016) $ 775.9 $ 736 95% $ 483 $ 422 1.2x 4% 1% $ — $ 698 1.4x 3% All Other Active Funds & Vehicles(10) $ 17,975 n/a $ 17,244 $ 12,456 1.7x 13% 11% $ 79 $ 17,718 2.2x 17% Fully Realized Funds & Vehicles(11) $ 24,821 n/a $ 61,833 $ — 2.5x 28% 21% $ 9 $ 61,833 2.5x 28% TOTAL CORPORATE PRIVATE EQUITY(13) $ 129,392 n/a $ 167,277 $ 82,909 1.9x 26% 18% $ 2,980 $ 171,692 2.5x 27% 23See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2021 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of December 31, 2021 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital (30) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Clawback)(8) Total Fair Value(12) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP IX ( Oct 2021 / Oct 2026 ) $ 7,987 $ 269 3% $ — $ 258 1.0x NM NM $ — n/a n/a n/a CRP VIII (Aug 2017 / Oct 2021) $ 5,505 $ 4,295 78% $ 2,853 $ 3,927 1.6x 50% 30% $ 140 $ 2,906 1.9x 50% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,760 90% $ 4,581 $ 1,734 1.7x 19% 12% $ 78 $ 4,566 1.8x 23% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,161 92% $ 3,751 $ 173 1.8x 27% 18% $ 5 $ 3,568 2.0x 31% CRP V (Nov 2006 / Mar 2011) $ 3,000 $ 3,294 110% $ 6,109 $ 21 1.9x 13% 9% $ 7 $ 6,092 1.9x 13% CRP IV (Jan 2005 / Nov 2006) $ 950 $ 1,199 126% $ 1,963 $ 3 1.6x 7% 4% $ — $ 1,966 1.6x 7% CPI (May 2016 / n/a) $ 6,428 $ 4,727 74% $ 1,230 $ 5,399 1.4x 19% 17% $ 61 $ 784 1.7x NM CEREP III (Jun 2007 / May 2012) € 2,230 € 2,053 92% € 2,451 € 43 1.2x 4% 1% $ — € 2,445 1.2x 4% All Other Active Funds & Vehicles(14) $ 3,492 n/a $ 3,018 $ 2,391 1.5x 10% 8% $ 7 $ 2,732 1.7x 11% Fully Realized Funds & Vehicles(15) $ 5,152 n/a $ 6,854 $ 2 1.3x 13% 6% $ — $ 6,856 1.3x 13% TOTAL REAL ESTATE(13) $ 30,685 n/a $ 33,150 $ 13,958 1.5x 13% 8% $ 298 $ 32,254 1.6x 13% NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 841 37% $ 364 $ 809 1.4x NM NM $ 17 $ 501 2.1x NM CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,341 94% $ 1,265 $ 2,559 1.6x 17% 9% $ 109 $ 1,584 2.4x 23% CPP II (Sep 2014 / Apr 2021) $ 1,527 $ 1,504 99% $ 697 $ 1,418 1.4x 12% 8% $ 2 $ 365 4.1x 77% CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 1,242 56% $ 98 $ 1,254 1.1x NM NM $ — $ 42 1.8x NM NGP XII (Jul 2017 / Jul 2022) $ 4,278 $ 2,547 60% $ 379 $ 2,957 1.3x 12% 8% $ — n/a n/a n/a NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 4,964 93% $ 2,505 $ 4,057 1.3x 8% 6% $ — $ 1,972 1.2x 18% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,346 93% $ 3,197 $ 395 1.1x 2% Neg $ — $ 3,095 1.2x 6% All Other Active Funds & Vehicles(17) $ 3,470 n/a $ 1,817 $ 3,180 1.4x 14% 12% $ 12 $ 1,950 2.3x 28% Fully Realized Funds & Vehicles(18) $ 1,190 n/a $ 1,435 $ 1 1.2x 3% 1% $ — $ 1,436 1.2x 3% TOTAL NATURAL RESOURCES(13) $ 21,446 n/a $ 11,757 $ 16,629 1.3x 9% 5% $ 140 $ 10,945 1.5x 12% Legacy Energy Funds(16) $ 16,741 n/a $ 23,944 $ 243 1.4x 12% 6% $ (4) $ 23,735 1.5x 14% 24See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit Fund Performance (Carry Funds Only) 25 ($ mn) TOTAL INVESTMENTS As of December 31, 2021 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital (30) Cumulative Invested Capital(19) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/(Clawback)(8) GLOBAL CREDIT CARRY FUNDS CSP IV (Apr 2016 / Dec 2020) $ 2,500 $ 2,500 100% $ 1,206 $ 1,900 1.2x 19% 8% $ 22 CSP III (Dec 2011 / Aug 2015) $ 703 $ 703 100% $ 919 $ 80 1.4x 19% 10% $ — CSP II (Dec 2007 / Jun 2011) $ 1,352 $ 1,352 100% $ 2,431 $ 62 1.8x 17% 11% $ 7 CCOF II (Nov 2020 / Oct 2025) $ 4,167 $ 1,667 40% $ 45 $ 1,783 1.1x NM NM $ 13 CCOF I (Nov 2017 / Sep 2022) $ 2,373 $ 3,383 143% $ 1,437 $ 2,749 1.2x 21% 15% $ 63 CEMOF II (Dec 2015 / Jun 2019) $ 2,819 $ 1,702 60% $ 861 $ 1,163 1.2x 7% 2% $ — CEMOF I (Dec 2010 / Dec 2015) $ 1,383 $ 1,606 116% $ 936 $ 153 0.7x Neg Neg $ — CSC (Mar 2017/ n/a) $ 838 $ 1,303 155% $ 1,150 $ 512 1.3x 18% 14% $ 34 SASOF III (Nov 2014 / n/a) $ 833 $ 991 119% $ 1,187 $ 137 1.3x 21% 13% $ 16 All Other Active Funds & Vehicles(20) $ 3,036 n/a $ 1,126 $ 1,777 1.0x NM NM $ 6 Fully Realized Funds & Vehicles(21) $ 1,944 n/a $ 2,783 $ 1 1.4x 13% 8% $ — TOTAL GLOBAL CREDIT CARRY FUNDS $ 20,188 n/a $ 14,081 $ 10,316 1.2x 11% 5% $ 161 See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2021 GLOBAL INVESTMENT SOLUTIONS(22)(23)(27) Vintage Year Fund Size Cumulative Invested Capital (1)(24) Realized Value (24) Remaining Fair Value(24) Total Fair Value(9)(24) MOIC(4) Gross IRR (12)(25) Net IRR (12)(28) Net Accrued Carry/ (Clawback)(8)* Main Fund VI - Fund Investments 2015 € 1,106 € 1,048 € 887 € 1,323 € 2,210 2.1x 29% 28% $ 4 Main Fund V - Fund Investments 2012 € 5,080 € 5,598 € 6,275 € 5,965 € 12,239 2.2x 21% 20% $ 22 Main Fund IV - Fund Investments 2009 € 4,877 € 5,585 € 8,766 € 3,607 € 12,373 2.2x 19% 18% $ 2 Main Fund III - Fund Investments 2005 € 11,500 € 13,128 € 20,646 € 2,294 € 22,939 1.7x 10% 10% $ — Main Fund II - Fund Investments 2003 € 4,545 € 4,901 € 7,671 € 244 € 7,915 1.6x 10% 9% $ — Main Fund I - Fund Investments 2000 € 5,175 € 4,306 € 7,076 € 63 € 7,139 1.7x 12% 11% $ — Main Fund VII - Secondary Investments 2020 $ 8,513 $ 2,589 $ 606 $ 2,644 $ 3,250 1.3x NM NM $ 25 AlpInvest Secondaries Fund VII 2020 $ 6,769 $ 1,808 $ 431 $ 1,847 $ 2,279 1.3x NM NM $ 17 Main Fund VI - Secondary Investments 2017 $ 6,017 $ 5,144 $ 2,387 $ 5,346 $ 7,733 1.5x 19% 16% $ 70 AlpInvest Secondaries Fund VI 2017 $ 3,333 $ 2,868 $ 1,258 $ 3,008 $ 4,265 1.5x 19% 15% $ 46 Main Fund V - Secondary Investments 2011 € 4,273 € 4,292 € 6,512 € 1,272 € 7,785 1.8x 21% 20% $ 31 AlpInvest Secondaries Fund V 2012 $ 755.8 $ 653.2 $ 856.2 $ 254.0 $ 1,110.2 1.7x 18% 14% $ 16 Main Fund IV - Secondary Investments 2010 € 1,859 € 1,969 € 3,300 € 107 € 3,407 1.7x 19% 18% $ — Main Fund III - Secondary Investments 2006 € 2,250 € 2,395 € 3,639 € 49 € 3,688 1.5x 11% 10% $ — Main Fund VIII - Co-Investments 2021 $ 4,012 $ 1,090 $ — $ 1,091 $ 1,092 1.0x NM NM $ — AlpInvest Co-Investment Fund VIII 2021 $ 3,614 $ 1,030 $ — $ 1,032 $ 1,032 1.0x NM NM $ — Main Fund VII - Co-Investments 2017 $ 2,842 $ 2,692 $ 582 $ 4,033 $ 4,615 1.7x 25% 21% $ 68 AlpInvest Co-Investment Fund VII 2017 $ 1,688 $ 1,632 $ 360 $ 2,496 $ 2,855 1.7x 25% 21% $ 45 Main Fund VI - Co-Investments 2014 € 1,115 € 968 € 1,624 € 1,004 € 2,628 2.7x 28% 26% $ 10 Main Fund V - Co-Investments 2012 € 1,124 € 1,056 € 2,558 € 515 € 3,074 2.9x 29% 27% $ 5 Main Fund IV - Co-Investments 2010 € 1,475 € 1,366 € 3,342 € 838 € 4,180 3.1x 24% 23% $ — Main Fund III - Co-Investments 2006 € 2,760 € 2,827 € 3,893 € 337 € 4,230 1.5x 6% 5% $ — Main Fund III - Mezzanine Investments 2006 € 2,000 € 2,010 € 2,616 € 123 € 2,739 1.4x 10% 9% $ — Main Fund II - Mezzanine Investments 2004 € 700 € 768 € 1,064 € 9 € 1,073 1.4x 8% 7% $ — All Other Active Funds & Vehicles (26) Various $ 8,283 $ 3,409 $ 8,571 $ 11,980 1.4x 13% 12% $ 81 Fully Realized Funds & Vehicles Various € 3,191 € 6,758 € 10 € 6,769 2.1x 33% 31% $ — TOTAL GLOBAL INVESTMENT SOLUTIONS (USD)(13) $ 82,885 $ 105,616 $ 41,905 $ 147,521 1.8x 14% 13% $ 317 26See notes at end of document. Totals may not sum due to rounding. *Net accrued carry excludes $2 million of net accrued carry as of December 31, 2021, which was retained as part of the sale of Metropolitan Real Estate on April 1, 2021. Entries for AlpInvest Secondaries Fund VII, AlpInvest Secondaries Fund VI, AlpInvest Secondaries Fund V, AlpInvest Co-Investment Fund VIII and AlpInvest Co-Investments Fund VII reflect the commingled fund vehicle as a breakout of the Main Fund line above, which also includes related SMA vehicles. Figures and performance for these commingled fund breakouts are included in, and are not incremental to the Main Fund figures.Commingled funds are shown to the extent they meet the significant size thresholds for disclosing individual carry funds across our platform.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Reconciliations & Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Distributable Earnings Per Share (Unaudited) * Fee Related Earnings for FY 2020 has been adjusted to exclude the positive impact of a $30 million recovery of litigation costs (a contra-expense) for the purposes of this calculation. ** Our dividend policy as a Corporation is to pay dividends in an initial amount of $0.25 per share of common stock ($1.00 annually). See Notes at the end of the document for our Dividend Policy. In February 2022, the Board of Directors approved an increase in the common dividend to an annual rate of $1.30 per share, which is anticipated to commence for the first quarter 2022 dividend anticipated to be paid in May 2022. *** Shares eligible for dividend include 2.7 million net common shares that will be issued in February 2022 in connection with the vesting of restricted stock units, including shares we expect to be issued pursuant to a program under which, at our discretion, up to 20% of realized performance allocation related compensation over a threshold amount may be distributed in fully vested, newly issued shares. For purposes of this calculation, these common shares have been added to the common shares outstanding as of December 31, 2021 because they will participate in the dividend paid on common shares in February 2022. (Dollars in millions, except per share data and where noted) 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 FY'21 QoQ YoY Annual* FEE RELATED EARNINGS $ 144.9 $ 129.0 $ 143.2 $ 151.4 $ 174.5 $ 598.1 15% 20% 22% DISTRIBUTABLE EARNINGS $ 236.9 $ 214.9 $ 395.4 $ 730.6 $ 902.8 $ 2,243.7 24% 281% 194% DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 236.9 $ 214.9 $ 395.4 $ 730.6 $ 902.8 $ 2,243.7 Less: Estimated current corporate, foreign, state and local taxes 1 10.7 9.8 82.2 183.1 182.4 457.5 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 226.2 $ 205.1 $ 313.2 $ 547.5 $ 720.4 $ 1,786.2 Estimated DE effective tax rate 2 4.5% 4.6% 20.8% 25.1% 20.2% 20.4 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 0.64 $ 0.58 $ 0.88 $ 1.54 $ 2.01 $ 5.01 Dividend per common share** $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 1.00 TOTAL OUTSTANDING SHARES (in millions) 353.5 354.5 354.5 356.5 355.4 355.4 Shares eligible for dividend (in millions)*** 354.8 354.7 357.4 356.6 358.0 358.0 28See notes at end of document. Totals may not sum due to rounding. • Our estimated DE effective tax rate was 20% for Q4 2021, down from 25% in Q3 2021 due to the acceleration of U.S. taxable income generated by the corporate conversion of a portfolio company in the prior quarter. The Q4 2021 DE effective tax rate also benefited from foreign tax credits

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information (1) The U.S. GAAP results for FY 2020 include a loss in principal investment income (loss) of $(621) million related to the closing of the transaction in which a Carlyle-affiliated investment fund purchased additional interests in Fortitude from AIG. The loss was driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our investment which is based on the net asset value of our limited partnership interest in the fund rather than a direct investment in Fortitude. (2) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations, as well as amounts related to shares issued in conjunction with a previous acquisition and amounts related. (Dollars in millions) 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 FY'19 FY'20 FY'21 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ 697.1 $ 1,164.3 $ 1,252.7 $ 701.3 $ 909.2 $ 1,233.4 $ 580.0 $ 4,027.5 Adjustments: Net unrealized performance revenues (359.9) (846.4) (844.0) 44.8 39.4 (42.3) (598.7) (1,606.2) Unrealized principal investment (income) loss 1 (87.0) (131.3) (78.8) (70.4) (71.3) (590.9) 556.2 (351.8) Adjusted unrealized principal investment (income) loss from Fortitude — — — — — (140.9) 104.4 — Equity-based compensation 2 29.2 34.9 50.3 44.3 43.4 151.5 116.6 172.9 Acquisition related charges, including amortization of intangibles and impairment 9.5 19.0 11.3 24.4 (17.0) 52.0 38.1 37.7 Tax (expense) benefit associated with certain foreign performance revenues (12.0) (6.0) (3.4) (2.4) (5.3) (14.3) (7.9) (17.1) Net (income) loss attributable to non-controlling interests in consolidated entities (35.8) (21.6) (21.5) (14.6) (12.8) (36.6) (34.6) (70.5) Debt extinguishment costs — — — — 10.2 0.1 — 10.2 Right-of-use asset impairment — — 26.8 — — — — 26.8 Other adjustments, including severance and Conversion costs in 2019 and 2020 (4.2) 2.0 2.0 3.2 7.0 34.6 8.0 14.2 DISTRIBUTABLE EARNINGS $ 236.9 $ 214.9 $ 395.4 $ 730.6 $ 902.8 $ 646.6 $ 762.1 $ 2,243.7 Realized net performance revenues 87.3 76.0 237.4 533.5 682.7 164.1 246.3 1,529.6 Realized principal investment income 22.2 30.0 37.8 71.3 70.4 87.0 73.0 209.5 Net interest 17.5 20.1 23.0 25.6 24.8 57.3 76.9 93.5 FEE RELATED EARNINGS 144.9 129.0 $ 143.2 $ 151.4 $ 174.5 $ 452.8 $ 519.7 $ 598.1 29

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Three Months Ended December 31, 2020				
Revenues	$ 629.7	$ 62.3	$ 822.7	$ 1,514.7 [2]
Expenses	$ 392.8	$ 57.4	$ 385.0	$ 835.2 [2]
Other income (loss)	$ —	$ 17.6	$ —	$ 17.6 [3]
Distributable Earnings	$ 236.9	$ 22.5	$ 437.7	$ 697.1 [4]
Three Months Ended March 31, 2021				
Revenues	$ 612.5	$ 61.1	$ 1,763.6	$ 2,437.2 [2]
Expenses	$ 397.6	$ 56.5	$ 831.1	$ 1,285.2 [2]
Other income (loss)	$ —	$ 12.3	$ —	$ 12.3 [3]
Distributable Earnings	$ 214.9	$ 16.9	$ 932.5	$ 1,164.3 [4]
Three Months Ended June 30, 2021				
Revenues	$ 919.0	$ 62.1	$ 1,725.2	$ 2,706.3 [2]
Expenses	$ 523.6	$ 54.2	$ 873.2	$ 1,451.0 [2]
Other income (loss)	$ —	$ (2.6)	$ —	$ (2.6) [3]
Distributable Earnings	$ 395.4	$ 5.3	$ 852.0	$ 1,252.7 [4]
Three Months Ended September 30, 2021				
Revenues	$ 1,523.8	$ 62.1	$ 53.6	$ 1,639.5 [2]
Expenses	$ 793.2	$ 51.9	$ 93.0	$ 938.1 [2]
Other income (loss)	$ —	$ (0.1)	$ —	$ (0.1) [3]
Distributable Earnings	$ 730.6	$ 10.1	$ (39.4)	$ 701.3 [4]
Three Months Ended December 31, 2021				
Revenues	$ 1,894.8	$ 67.9	$ 36.4	$ 1,999.1 [2]
Expenses	$ 992.0	$ 55.2	$ 35.6	$ 1,082.8 [2]
Other income (loss)	$ —	$ (7.1)	$ —	$ (7.1) [3]
Distributable Earnings	$ 902.8	$ 5.6	$ 0.8	$ 909.2 [4]

	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Year Ended December 31, 2019				
Revenues	$ 2,110.1	$ 199.2	$ 1,067.7	$ 3,377.0 [2]
Expenses	$ 1,463.5	$ 165.6	$ 490.6	$ 2,119.7 [2]
Other income (loss)	$ —	$ (23.9)	$ —	$ (23.9) [3]
Distributable Earnings	$ 646.6	$ 9.7	$ 577.1	$ 1,233.4 [4]
Year Ended December 31, 2020				
Revenues	$ 2,289.5	$ 226.8	$ 418.3	$ 2,934.6 [2]
Expenses	$ 1,527.4	$ 206.2	$ 599.7	$ 2,333.3 [2]
Other income (loss)	$ —	$ (21.3)	$ —	$ (21.3) [3]
Distributable Earnings	$ 762.1	$ (0.7)	$ (181.4)	$ 580.0 [4]
Year Ended December 31, 2021				
Revenues	$ 4,950.1	$ 253.2	$ 3,578.8	$ 8,782.1 [2]
Expenses	$ 2,706.4	$ 217.8	$ 1,832.9	$ 4,757.1 [2]
Other income (loss)	$ —	$ 2.5	$ —	$ 2.5 [3]
Distributable Earnings	$ 2,243.7	$ 37.9	$ 1,745.9	$ 4,027.5 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.

(2) See detailed breakdown of revenue and expense adjustments on page 32.

(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).

(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 29.

30

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Three Months Ended December 31, 2020			
Performance revenues	$ 904.3	$ (728.8)	$ 175.5
Performance revenues related compensation expense	$ 435.4	$ (347.2)	$ 88.2
Net performance revenues	$ 468.9	$ (381.6)	$ 87.3
Principal investment income (loss)	$ 118.5	$ (96.3)	$ 22.2
Three Months Ended March 31, 2021			
Performance revenues	$ 1,786.1	$ (1,617.7)	$ 168.4
Performance revenues related compensation expense	$ 866.6	$ (774.2)	$ 92.4
Net performance revenues	$ 919.5	$ (843.5)	$ 76.0
Principal investment income (loss)	$ 179.1	$ (149.1)	$ 30.0
Three Months Ended June 30, 2021			
Performance revenues	$ 2,080.7	$ (1,626.7)	$ 454.0
Performance revenues related compensation expense	$ 994.0	$ (777.4)	$ 216.6
Net performance revenues	$ 1,086.7	$ (849.3)	$ 237.4
Principal investment income (loss)	$ 137.7	$ (99.9)	$ 37.8
Three Months Ended September 30, 2021			
Performance revenues	$ 974.5	$ 36.4	$ 1,010.9
Performance revenues related compensation expense	$ 495.2	$ (17.8)	$ 477.4
Net performance revenues	$ 479.3	$ 54.2	$ 533.5
Principal investment income (loss)	$ 160.4	$ (89.1)	$ 71.3
Three Months Ended December 31, 2021			
Performance revenues	$ 1,243.3	$ 62.0	$ 1,305.3
Performance revenues related compensation expense	$ 605.2	$ 17.4	$ 622.6
Net performance revenues	$ 638.1	$ 44.6	$ 682.7
Principal investment income (loss)	$ 160.1	$ (89.7)	$ 70.4

(Dollars in millions)	Carlyle Consolidated	Reconciling Items[1]	Total Reportable
Year Ended December 31, 2019			
Performance revenues	$ 799.1	$ (424.8)	$ 374.3
Performance revenues related compensation expense	$ 436.7	$ (226.5)	$ 210.2
Net performance revenues	$ 362.4	$ (198.3)	$ 164.1
Principal investment income (loss)	$ 769.3	$ (682.3)	$ 87.0
Year Ended December 31, 2020			
Performance revenues	$ 1,635.9	$ (1,049.8)	$ 586.1
Performance revenues related compensation expense	$ 779.1	$ (439.3)	$ 339.8
Net performance revenues	$ 856.8	$ (610.5)	$ 246.3
Principal investment income (loss)	$ (540.7)	$ 613.7	$ 73.0
Year Ended December 31, 2021			
Performance revenues	$ 6,084.6	$ (3,146.0)	$ 2,938.6
Performance revenues related compensation expense	$ 2,961.0	$ (1,552.0)	$ 1,409.0
Net performance revenues	$ 3,123.6	$ (1,594.0)	$ 1,529.6
Principal investment income (loss)	$ 637.3	$ (427.8)	$ 209.5

See notes at end of document.

31

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 FY'19 FY'20 FY'21 REVENUE RECONCILING ITEMS Unrealized performance revenues $ 715.3 $ 1,621.8 $ 1,620.7 $ (29.8) $ (57.1) $ 267.8 $ 1,031.0 $ 3,155.6 Unrealized principal investment income (loss) 87.0 131.3 78.8 70.4 71.3 590.9 (556.2) 351.8 Adjusted unrealized principal investment income (loss) from Fortitude — — — — — 140.9 (104.4) — Adjustments related to expenses associated with NGP Management and its affiliates (3.5) (3.6) (3.0) (3.6) (3.5) (16.2) (15.3) (13.7) Tax expense (benefit) associated with certain foreign performance revenues 0.5 (0.1) 0.3 0.1 (0.1) 0.3 0.5 0.2 Non-controlling interests and other adjustments to present certain costs on a net basis 59.9 45.3 41.1 33.2 40.0 117.5 96.6 159.6 Elimination of revenues of Consolidated Funds (36.5) (31.1) (12.7) (16.7) (14.2) (33.5) (33.9) (74.7) Total Revenue Reconciling Items $ 822.7 $ 1,763.6 $ 1,725.2 $ 53.6 $ 36.4 $ 1,067.7 $ 418.3 $ 3,578.8 EXPENSE RECONCILING ITEMS Unrealized performance revenues related compensation $ 355.5 $ 775.3 $ 776.8 $ 15.0 $ (17.7) $ 225.5 $ 432.3 $ 1,549.4 Equity-based compensation 29.2 34.9 50.3 44.3 43.4 151.5 116.6 172.9 Acquisition-related charges, including amortization of intangibles and impairment 9.5 19.0 11.3 24.4 (17.0) 52.0 38.1 37.7 Other non-operating expense (income) (8.5) — — — — 1.3 (7.2) — Tax (expense) benefit associated with certain foreign performance revenues related compensation (12.5) (5.9) (3.7) (2.5) (5.2) (14.3) (8.4) (17.3) Non-controlling interests and other adjustments to present certain costs on a net basis 23.4 19.9 17.4 15.9 25.3 75.0 55.8 78.5 Debt extinguishment costs — — — — 10.2 0.1 — 10.2 Right-of-use asset impairment — — 26.8 — — — — 26.8 Other adjustments, including severance and Conversion costs in 2019 and 2020 4.3 2.0 2.0 3.2 7.0 33.3 15.2 14.2 Elimination of expenses of Consolidated Funds (15.9) (14.1) (7.7) (7.3) (10.4) (33.8) (42.7) (39.5) Total Expense Reconciling Items 385.0 831.1 873.2 93.0 35.6 $ 490.6 $ 599.7 $ 1,832.9 32

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. (2) Of the $222.6 million in CLO borrowings outstanding as of December 31, 2021, $204.4 million are collateralized by investments attributable to The Carlyle Group Inc. The remaining $18.2 million in CLO borrowings outstanding are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 12/31/21 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 2,699.0 Less: Amounts attributable to non-controlling interests in Consolidated Funds (220.2) Plus: Investments in Consolidated Funds, eliminated in consolidation 190.5 Less: Strategic equity method investments in NGP Management 1 (371.8) Less: Investment in NGP general partners - accrued performance allocations1 (3.8) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 2,293.7 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc. 2 (204.4) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 2,089.3 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 12/31/21 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 8,102.8 Plus: Accrued performance allocations from NGP Carry Funds 3 3.8 Less: Accrued performance allocation-related expense (4,087.8) Less: Deferred taxes on certain foreign accrued performance allocations (55.3) Plus/(Less): Net accrued (performance allocations)/giveback obligations attributable to non-controlling interests in consolidated entities 1.0 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 3,964.5 Plus/Less: Timing differences between the period when accrued performance allocations are realized and the period they are collected/distributed (70.5) NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 3,894.0 33

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 4Q'20 1Q’21 2Q’21 3Q’21 4Q'21 FY'19 FY'20 FY'21 REVENUES Fund management fees $ 394.5 $ 381.0 $ 394.4 $ 407.5 $ 484.6 $ 1,476.2 $ 1,486.0 $ 1,667.5 Incentive fees 10.0 9.5 10.4 13.1 15.8 35.9 37.0 48.8 Investment income Performance allocations 904.3 1,786.1 2,080.7 974.5 1,243.3 799.1 1,635.9 6,084.6 Principal investment income (loss) 118.5 179.1 137.7 160.4 160.1 769.3 (540.7) 637.3 Total investment income (loss) 1,022.8 1,965.2 2,218.4 1,134.9 1,403.4 1,568.4 1,095.2 6,721.9 Interest and other income 25.1 20.4 21.0 21.9 27.4 97.3 89.6 90.7 Interest and other income of Consolidated Funds 62.3 61.1 62.1 62.1 67.9 199.2 226.8 253.2 Total Revenues 1,514.7 2,437.2 2,706.3 1,639.5 1,999.1 3,377.0 2,934.6 8,782.1 EXPENSES Compensation and benefits Cash-based compensation and benefits 210.6 228.5 231.8 224.9 222.8 833.4 849.6 908.0 Equity-based compensation 26.7 32.4 47.2 42.4 41.1 140.0 105.0 163.1 Performance allocations and incentive fee related compensation 435.4 866.6 994.0 495.2 605.2 436.7 779.1 2,961.0 Total compensation and benefits 672.7 1,127.5 1,273.0 762.5 869.1 1,410.1 1,733.7 4,032.1 General, administrative and other expenses 108.4 91.7 109.1 99.6 131.3 494.4 349.3 431.7 Interest 21.2 23.0 25.5 27.9 36.9 82.1 94.0 113.3 Interest and other expenses of Consolidated Funds 41.4 42.4 46.5 44.6 45.0 131.8 163.5 178.5 Other non-operating expenses (income) (8.5) 0.6 (3.1) 3.5 0.5 1.3 (7.2) 1.5 Total Expenses 835.2 1,285.2 1,451.0 938.1 1,082.8 2,119.7 2,333.3 4,757.1 Net investment gains (losses) of consolidated funds 17.6 12.3 (2.6) (0.1) (7.1) (23.9) (21.3) 2.5 Income (loss) before provision for income taxes 697.1 1,164.3 1,252.7 701.3 909.2 1,233.4 580.0 4,027.5 Provision (benefit) for income taxes 142.5 273.4 306.2 153.9 248.8 49.0 197.2 982.3 Net income (loss) 554.6 890.9 946.5 547.4 660.4 1,184.4 382.8 3,045.2 Net income (loss) attributable to non-controlling interests in consolidated entities 35.8 21.6 21.5 14.6 12.8 36.6 34.6 70.5 Net income (loss) attributable to Carlyle Holdings 518.8 869.3 925.0 532.8 647.6 1,147.8 348.2 2,974.7 Net income (loss) attributable to non-controlling interests in Carlyle Holdings — — — — — 766.9 — — Net income (loss) attributable to The Carlyle Group Inc. 518.8 869.3 925.0 532.8 647.6 380.9 348.2 2,974.7 Net income attributable to Series A Preferred Shareholders — — — — — 19.1 — — Series A Preferred Shares redemption premium — — — — — 16.5 — — Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 518.8 $ 869.3 $ 925.0 $ 532.8 $ 647.6 $ 345.3 $ 348.2 $ 2,974.7 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ 1.47 $ 2.45 $ 2.61 $ 1.50 $ 1.82 $ 3.05 $ 0.99 $ 8.37 Diluted $ 1.44 $ 2.41 $ 2.55 $ 1.46 $ 1.77 $ 2.82 $ 0.97 $ 8.20 Weighted-average common shares (in millions) Basic 353.4 354.2 354.5 356.0 356.2 113.1 350.5 355.2 Diluted 359.7 360.5 362.2 364.7 365.0 122.6 358.4 362.6 Income before provision for income taxes margin 46.0% 47.8% 46.3% 42.8% 45.5% 36.5% 19.8% 45.9% 34 On January 1, 2020, The Carlyle Group L.P. (the "Partnership") completed its conversion from a Delaware limited partnership to a Delaware corporation, The Carlyle Group Inc. Information reported for periods prior to the Conversion on January 1, 2020 reflect the results of the Partnership. References to The Carlyle Group Inc., our common stock and our dividends in periods prior to the Conversion refer to The Carlyle Group L.P., its common units and distributions. For periods subsequent to the Conversion, Net income (loss) attributable to Carlyle Holdings, refers to Net income (loss) of The Carlyle Group Inc. and its consolidated subsidiaries, net of non-controlling interests in consolidated entities.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 As of December 31, 2021 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 2,469.5 $ — $ — $ 2,469.5 Cash and cash equivalents of Consolidated Funds — 147.8 — 147.8 Restricted cash 5.6 — — 5.6 Investments, including performance allocations of $8,133.0 million 11,022.5 — (190.5) 10,832.0 Investments of Consolidated Funds — 6,661.0 — 6,661.0 Due from affiliates and other receivables, net 384.9 — (5.3) 379.6 Due from affiliates and other receivables of Consolidated Funds, net — 138.8 — 138.8 Fixed assets, net 143.9 — — 143.9 Lease right-of-use assets, net 361.1 — — 361.1 Deposits and other 61.3 0.4 — 61.7 Intangible assets, net 34.9 — — 34.9 Deferred tax assets 14.5 — — 14.5 Total assets $ 14,498.2 $ 6,948.0 $ (195.8) $ 21,250.4 LIABILITIES & EQUITY Debt obligations $ 2,071.6 $ — $ — $ 2,071.6 Loans payable of Consolidated Funds — 5,890.0 — 5,890.0 Accounts payable, accrued expenses and other liabilities 379.7 — — 379.7 Accrued compensation and benefits 4,955.0 — — 4,955.0 Due to affiliates 388.1 — — 388.1 Deferred revenue 120.8 — — 120.8 Deferred tax liabilities 487.1 — — 487.1 Other liabilities of Consolidated Funds — 684.0 (0.1) 683.9 Lease liabilities 537.8 — — 537.8 Accrued giveback obligations 30.2 — — 30.2 Total liabilities 8,970.3 6,574.0 (0.1) 15,544.2 Total equity 5,527.9 374.0 (195.7) 5,706.2 Total liabilities and equity $ 14,498.2 $ 6,948.0 $ (195.8) $ 21,250.4 GAAP Balance Sheet (Unaudited) 35

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes Dividend Policy Under our dividend policy for our common stock that we adopted in connection with the Conversion, we have paid our common stockholders an annualized dividend of $1.00 per share of common stock, equal to a quarterly dividend of $0.25 per share of common stock. In February 2022, our Board of Directors approved an increase in the anticipated common stock dividend to an annual rate of $1.30 per share ($0.325 per common share on a quarterly basis), anticipated to commence for the first quarter 2022 dividend anticipated to be paid in May 2022. The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 29. (2) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. (3) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. (4) Prior to the Conversion on January 1, 2020, Net income (loss) attributable to non-controlling interests includes the non-controlling interests in Carlyle Holdings. Note on Fee Related Earnings (Page 9) (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Notes on Performance Revenues (Page 10) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. (3) Total for Global Private Equity includes Legacy Energy funds.The impact of these funds is no longer significant to our results of operations. Notes on Assets Under Management (Pages 11-13) (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes the NGP Predecessor funds and certain managed account vehicles. (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Global Private Equity and Global Credit), which is accruing performance revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. 36

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Assets Under Management (Pages 11-13) (continued) (6) Reflects the percentage of Fair Value in our traditional carry funds attributable to investments originated in Q4 2017 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. Note on Key Metric Activity (Page 14) (1) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Note on Global Investment Solutions (Page 18) (1) Includes Mezzanine funds. Notes on Total AUM Roll Forward (Page 22) (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to AUM, while corresponding fundraising will not be recognized until CLO issuance. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, separately managed accounts and the NGP Predecessor Funds, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, the NGP Predecessor Funds and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (5) The fair market values for our Global Investment Solutions carry funds are based on the latest available valuations of the underlying limited partnership interests (in most cases as of September 30, 2021) as provided by their general partners, plus the net cash flows since the latest valuation, up to December 31, 2021. Notes on Fee-earning AUM Roll Forward (Page 22) (6) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (7) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee-earning AUM. (8) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as well as activity of funds with fees based on gross asset value. (9) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (10) Energy III, Energy IV, and Renew II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone act as investment advisers to each of the Legacy Energy Funds. Carlyle has a minority representation on the management committees of Energy IV and Renew II. Carlyle and Riverstone each hold half of the seats on the management committee of Energy III, but the investment period for this fund has expired and the remaining investments in such fund are being disposed of in the ordinary course of business. 37

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance fee balance/(giveback obligation) as of the current quarter end. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CVP II, MENA, CCI, CSSAF I, CPF, CAP Growth I, CAP Growth II and CBPF II. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CAP I, CAP II, CBPF I, CJP I, CJP II, CMG, CVP I, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III and Mexico. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I and CER II. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRCP I, CAREP I, CAREP II, CEREP I, and CEREP II. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, CPOCP, CRSEF, and NGP Minerals. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP. (19) Represents the original cost of investments since the inception of the fund. For CSP II and CSP III, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF IV, SASOF V, CALF and CICF. 38

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26), continued (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CMP I, CMP II, SASOF II and CASCOF. (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team, as well as real estate primary fund investments, secondary fund investments and co-investments originated by the Metropolitan Real Estate team. Excluded from the performance information shown are a) investments that were not originated by AlpInvest, b) Direct Investments, which was spun off from AlpInvest in 2005, and c) LP co-investment vehicles advised by AlpInvest. As of December 31, 2021, these excluded investments represent $2.8 billion of AUM at AlpInvest. (23) “Main Fund” entries represent a combination of a commingled fund and SMA vehicles which together comprise a “program” vintage. Indented lines shown for AlpInvest Secondaries Funds VII, VI, V and AlpInvest Co-Investment Funds VII and VIII reflect a breakout of the commingled fund, which is part of the larger program vintage. (24) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (25) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying funds, before management fees, expenses and carried interest at the AlpInvest level. (26) Aggregate includes Main Fund VII - Fund Investments, Main Fund VIII - Fund Investments, Main Fund IX - Fund Investments, Main Fund X - Fund Investments, Main Fund XI - Fund Investments, Main Fund XII - Fund Investments, Main Fund XIII - Fund Investments, Main Fund IV - Mezzanine Investments, Main Fund V - Mezzanine Investments, all ‘clean technology’ private equity investments, all strategic co-investment mandates that invest in co-investment opportunities arising out of an investor’s own separate private equity relationships and invitations, all strategic capital mandates, any state-focused investment mandates, and all other investors whose investments are not reflected in a Main Fund. (27) As used herein, ‘Main Funds’ are each comprised of (i) an anchor mandate(s) (i.e., generally the largest account(s) within a strategy’s investment program) and (ii) AlpInvest’s other advisory client mandates with investment periods that fall within the relevant investment periods under the mandate of the anchor mandate(s) (but do not overlap with more than one such investment period). AlpInvest’s commingled funds, AlpInvest Secondaries Fund VI (“ASF VI”), ASF VII and AlpInvest Co-Investment Fund VII (“ACF VII”) are part of the Main Funds. Mezzanine Main Funds include mezzanine investments across all strategies (i.e., Primary Funds, Secondaries, and Co-Investments). (28) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (29) The fund stepdown date represents the contractual stepdown date under the respective fund agreements for funds on which the fee basis stepdown has not yet occurred. Funds without a listed Fee Initiation Date and Stepdown Date have not yet initiated fees. (30) All amounts shown represent total capital commitments as of December 31, 2021. Certain of our recent vintage funds are currently in fundraising and total capital commitments are subject to change. Notes on Reconciliation for Distributable Earnings per Share (Page 28) (1) Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense and charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Notes on Reconciliation of GAAP to Total Segment Information (Page 31) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of certain incentive fees from business development companies, which are included in fund management fees in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, and the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results. 39